UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2018

Blue Buffalo Pet Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 River Road

Wilton, CT 06897

(Address of Principal Executive Offices) (Zip Code)

(203) 762-9751

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

2.02 Results of Operations and Financial Condition.

On February 23, 2018, Blue Buffalo Pet Products, Inc. (the “Company”) issued a press release announcing the results of the Company for the fourth quarter and full year ended December 31, 2017. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 23, 2018, the Company and General Mills, Inc. (“GMI”) issued a joint press release announcing the entry into a definitive merger agreement under which GMI will acquire the Company for $40.00 per share of common stock, in cash. A copy of the joint press release is being furnished as Exhibit 99.2 attached hereto and is incorporated by reference herein.

As permitted by General Instruction B.2 of Form 8-K, information that is furnished shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information and exhibits in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Blue Buffalo Pet Products, Inc. dated February 23, 2018 announcing results for the fourth quarter and full year ended December 31, 2017.

99.2	Joint Press Release issued by Blue Buffalo Pet Products, Inc. and General Mills, Inc. dated February 23, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Blue Buffalo Pet Products, Inc. dated February 23, 2018 announcing results for the fourth quarter and full year ended December 31, 2017.

99.2	Joint Press Release issued by Blue Buffalo Pet Products, Inc. and General Mills, Inc. dated February 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BUFFALO PET PRODUCTS, INC.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Senior Vice President, General Counsel and Secretary

Date: February 23, 2018